Prospectus, Jan. 26, 1998

Stein Roe Advisor Young Investor [service mark] Fund

The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation. Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio, a portfolio of SR&F Base
Trust that has the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. The investment experience of Advisor Young Investor Fund will correspond to Growth Investor Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors) Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds.


Advisor Young Investor Fund is a multi-class series of Stein Roe Advisor Trust and SR&F Growth Investor Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company. This prospectus relates only to Class A shares of Advisor Young Investor Fund. For information on Class K shares, please call Retirement Services at (800) 322-1130 or Advisor/Broker Services at
(800) 322-0593.

This prospectus contains information you should know before investing in Advisor Young Investor Fund. Please read it carefully and retain it for future reference. Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.


A Statement of Additional Information dated Jan. 26, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and most recent financial statements may be obtained without charge by calling (800) 426-3750.


Class A shares are offered at net asset value. Class A shares are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within three years after purchase. See How to Purchase Shares.

NOT FDIC INSURED            MAY LOSE VALUE
                            NO BANK GUARANTEE

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




TABLE OF CONTENTS

                   Page
Summary................................2
Fee Table..............................3
The Fund...............................6
Investment Policies....................6
Performance Information................6
Risks and Investment Considerations ...7
Investment Restrictions ...............7
Portfolio Investments and Strategies...8
Net Asset Value ......................10
How to Purchase Shares................11
How to Sell (Redeem) Shares ..........13
Distributions and Income Taxes........15
Management ...........................15
Organization and Description of
  Shares..............................17
Master Fund/Feeder Fund: Structure
  and Risk Factors....................18
For More Information .................19


SUMMARY


Stein Roe Advisor Young Investor Fund ("Advisor Young Investor Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), an open-end management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Young Investor Fund are not qualified for sale.


Investment Objective and Policies. The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation by investing in common stocks and other equity-type securities that the Adviser believes to have long-term appreciation potential. Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Young Investor Fund. Growth Investor Portfolio invests primarily in securities of companies that are believed to have above-average growth prospects, many of which affect the lives of young people.

In addition to the investment objective and policies, Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Advisor Young Investor Fund.

Advisor Young Investor Fund is designed to be appropriate for growth-oriented investors of all ages. Its focus on companies that affect the lives of young people and its educational objective and materials may make it especially appropriate for young people and investors for whom education is an important objective.


For a more detailed discussion of the investment objective and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no guarantee that Advisor Young Investor Fund or Growth
Investor Portfolio will achieve their common investment objective.


Investment Risks. Advisor Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that are believed to have above-average growth prospects, many of which affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Growth Investor Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.

Purchases and Redemptions. Class A shares of Advisor Young
Investor Fund are available through your full-service financial service firm ("FSF"). For information on purchasing and redeeming Advisor Young Investor Fund shares, please see How to Purchase Shares, How to Sell (Redeem)
Shares, and Management--Distributor.

Management and Fees.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to Growth Investor
Portfolio. In addition, it provides administrative services to Advisor Young Investor Fund and Growth Investor Portfolio.
For a description of the Adviser and these service arrangements, see Management.


FEE TABLE

Expenses are one of several factors to consider when investing in Advisor Young Investor Fund. The following tables summarize your maximum transaction costs and annual expenses for an investment in each class of shares of Advisor Young Investor Fund. See Management for more complete descriptions of the various costs and expenses of Advisor Young Investor Fund.

Shareholder Transaction Expenses1, 2
                                           Class A
Maximum Initial Sales Charges
  (as a % of offering price)...........   ..None
Maximum Contingent Deferred Sales Charge
  (as a % of offering price)3...............2.00%4
_________________
1. For accounts less than $1,000 an annual fee of $10 may be deducted. See How to Purchase Shares.
2. Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
3. Does not apply to reinvested dividends.
4. A 1.00% contingent deferred sales charge applies to purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See How to Purchase Shares.

Estimated Annual Operating Expenses
                                          Class A
Management and Administrative Fee .........0.80%
12b-1 Fees ................................0.30%
Other Expenses.............................0.55%
Total Operating Expenses ..................1.65%

Example.
You would pay the following expenses on a $1,000 investment in Class A shares assuming 5% annual return.

Example 1 (assumes redemption at end of period):

            Class A
Period:
1 Year      $  37
3 Years        72
5 Years        90
10 Years      195

Example 2 (assumes no redemption at end of period):

            Class A
Period:
1 Year      $  17
3 Years        52
5 Years        90
10 Years      195

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Young Investor Fund. The Fee Table reflects the combined expenses of both Advisor Young Investor Fund and Growth Investor Portfolio. Anticipated Total Operating Expenses for Class A shares of Advisor Young Investor Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Estimated Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gains distributions are reinvested in additional shares.


Advisor Young Investor Fund pays the Adviser an administrative fee based on its average daily net assets and Growth Investor Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Young Investor Fund, including its share of the expenses of Growth Investor Portfolio, would be more or less than if Advisor Young Investor Fund invested directly in the securities held by Growth Investor Portfolio. The trustees concluded that Advisor Young Investor Fund's expenses would not be materially greater in such case.


The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Young Investor Fund pays a 12b-1 fee, long-term investors in Advisor Young Investor Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charges permitted by the NASD. For further information on Advisor Young Investor Fund's 12b-1 fee, see Management--Distributor or call your financial representative.


THE FUND


Stein Roe Advisor Young Investor Fund ("Advisor Young
Investor Fund") is a multi-class series of Advisor Trust, which is an open-end management investment company authorized to issue shares of beneficial interest in separate series.


Rather than invest in securities directly, Advisor Young Investor Fund seeks to achieve its investment objective by using the "master fund/feeder fund structure." Under that structure, a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. (See Master Fund/Feeder Fund:
Structure and Risk Factors.) Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Growth Investor Portfolio and administrative services to Advisor Young Investor Fund and Growth Investor Portfolio.


INVESTMENT POLICIES

The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation. Advisor Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Young Investor Fund. Growth Investor Portfolio seeks to achieve this objective by investing primarily in common stocks and other equity-type securities that, in the opinion of the Adviser, have long-term appreciation potential.

Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of the Adviser, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in. Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities.

Further information on investment techniques that may be employed by Growth Investor Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and
Strategies in this prospectus and in the Statement of Additional Information.

In addition to the investment objective and policies, Advisor
Young Investor Fund also has an educational objective.
Advisor Young Investor Fund seeks to educate its shareholders by providing educational materials regarding personal finance and investing as well as materials on the Fund and its portfolio holdings.


PERFORMANCE INFORMATION

The total return from an investment in a class of shares of Advisor Young Investor Fund is measured by the distributions received, plus or minus the change in the net asset value per share for a given period, assuming reinvestment of all distributions on Class A shares and the contingent deferred sales charges applicable to the time period quoted. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value. When the Fund compares the total return of its shares to those of other mutual funds or relevant indices, its total return may be computed without reflecting any sales charges so long as the sales charge is stated separately in connection with the comparison.


Comparison of the class's total return with alternative investments should consider differences between the class and the alternative investments, the periods and methods used in calculation of the return being compared including the inclusion of initial or contingent deferred sales charges, and the impact of taxes on alternative investments. Of course, past performance is no guarantee of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.


The performance of Class A may be compared to various indices. Performance and quotations from various publications may be included in sales literature and advertisements.


Advisor Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. Advisor Young Investor Fund commenced operations on Feb. 14, 1997, but until Jan. 26, 1998, offered only the shares that are now designated Class K shares. The historical performance of Class A shares of Advisor Young Investor Fund for all periods are based on the performance of Growth Investor Portfolio, restated to reflect the sales charges, 12b-1 fees and other expenses applicable to the class as set forth in the Fee Table, without giving effect to any fee reimbursements described therein and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of Advisor Young Investor Fund's future performance. Had Class A shares been outstanding, the average annual returns for Class A shares as of Sept. 30, 1997 and Dec. 31, 1997 would have been as follows:

                          Sept. 30     Dec. 31
         1 year            24.00%      23.91%
         3 years           33.26       32.83
         Inception (April
          ( 29, 1994)      29.81       28.85


RISKS AND INVESTMENT CONSIDERATIONS


Advisor Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that are believed to have above-average growth prospects, many of which affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Growth Investor Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Young Investor Fund or Growth Investor Portfolio will achieve its objective. Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Advisor Young Investor Fund.


Growth Investor Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Growth Investor Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

Growth Investor Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts
(ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Growth Investor Portfolio may be found under Portfolio Investments and Strategies.


INVESTMENT RESTRICTIONS

Each of Advisor Young Investor Fund and Growth Investor
Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Advisor Young Investor Fund nor Growth Investor Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities. This restriction also does not prevent Advisor Young Investor Fund from investing all of its assets in shares of another investment company (such as Growth Investor Portfolio) having the identical investment objective under a master/feeder structure.
---------
/1/ A repurchase agreement involves a sale of securities to Growth Investor Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Investor Portfolio could experience both losses and delays in liquidating its collateral.
---------

Neither Advisor Young Investor Fund nor Growth Investor Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Young Investor Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.


While Advisor Young Investor Fund and Growth Investor Portfolio may not make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Young Investor Fund and Growth Investor Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.


Growth Investor Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Young Investor Fund and Growth Investor Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Young Investor Fund and Growth Investor Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.


PORTFOLIO INVESTMNTS AND STRATEGIES

Debt Securities. A debt security is an obligation of a borrower to make payments of principal and interest to the holder of the security. To the extent Growth Investor Portfolio invests in debt securities, such holdings will be subject to interest rate risk and credit risk. Interest rate risk is the risk that the value of a portfolio will fluctuate in response to changes in interest rates. Generally, the debt component of a portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities rated within the fourth highest grade may possess speculative characteristics. If the rating of a security held by Growth Investor Portfolio is lost or reduced below investment grade, Growth Investor Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether it should continue to hold the security. When the Adviser considers a temporary defensive position advisable, Growth Investor Portfolio may invest without limitation in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities. Growth Investor Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth Investor Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Growth Investor Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Growth Investor Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Growth Investor Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

Convertible Securities. By investing in convertible securities, Growth Investor Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Growth Investor Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher-quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tend to be more important than other factors in the purchase of convertible securities.

Lending Portfolio Securities; When-Issued and Delayed-Delivery Securities. Growth Investor Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Investor Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Investor Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Short Sales Against the Box. Growth Investor Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Growth Investor Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Growth Investor Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

Derivatives. Consistent with its objective, Growth Investor Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth Investor Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Growth Investor Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth Investor Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth Investor Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Investor Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

Portfolio Turnover. Although Growth Investor Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)


NET ASSET VALUE


Advisor Young Investor Fund determines the net asset value of its shares as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time or 4:00 p.m., eastern time) by dividing the difference between the value of its assets and liabilities allocable to that class by the number of shares of that class outstanding. Growth Investor Portfolio allocates net asset value, income, and expenses to Advisor Young Investor Fund and any other of its feeder funds in proportion to their respective interests in Growth Investor Portfolio.


Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Young Investor Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time or 4:00 p.m., eastern time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.


HOW TO PURCHASE SHARES

Shares of each class of Advisor Young Investor Fund are offered continuously. Orders for a class received in good order prior to the time at which Advisor Young Investor Fund values the shares of that class (or placed with a FSF before such time and transmitted by the FSF before Advisor Young Investor Fund processes that day's share transactions or at such other times as agreed by the parties) will be processed based on that day's closing net asset value for the class, plus any applicable initial sales charge.


With respect to all accounts other than UGMA, UTMA and Education IRA accounts, the initial purchase minimum per account is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Fundamatic program (as discussed in the Statement of Additional Information) is $50, and the minimum initial investment for a retirement account sponsored by Liberty Financial Investments, Inc. (the "Distributor"), an affiliate of the Adviser, is $25. Advisor Young Investor Fund may refuse any purchase order for its shares. See How to Sell (Redeem) Shares and the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value. On purchases of less than $1 million, the Distributor pays the FSF a commission of 2.00%. On purchases of $1 million or more, the Distributor pays the FSF a cumulative commission as follows:

Amount Purchased   Commission
First $3,000,000     1.00%
Next $2,000,000      0.50
Over $5,000,000      0.251
_______________________
1. Paid over 12 months but only to the extent the shares remain outstanding.

In determining the commission applicable to a new purchase under the above schedule, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.

Purchases of less than $1 million are subject to a contingent deferred sales charge of 2.00% if the shares are redeemed within three years from the first day of the month following the month in which the purchase was accepted.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally older shares will be redeemed first. This may mean that the shares redeemed will be those closest to being outside the period in which the contingent deferred sales charge is in effect. See the Statement of Additional Information for more information.


FSFs may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation for FSFs which have made or may make significant sales. See the Statement of Additional
Information for more information.

Special Purchase Programs. Advisor Young Investor Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under Purchases and Redemptions-- Special Purchase Programs/Investor Services.

Conditions of Purchase. Each purchase order for Advisor Young Investor Fund must be accepted by an authorized officer of the Distributor or its authorized agent and is not binding until accepted and entered on the books of Advisor Young Investor Fund. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Young Investor Fund's shareholders.


To reduce the volume of mail you receive, only one copy of certain Materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-322-0593 if you wish to receive additional copies free of charge.


Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call (800) 345-6611.
Some services are described in the attached account application. A Shareholder's Manual explaining all available services will be provided upon request.


With respect to all accounts other than UGMA, UTMA and Education IRA accounts, in June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer
Agent) in connection with certain retirement plan accounts.
(See Purchases and Redemptions--Special Purchase
Programs/Investor Services in the Statement of Additional
Information.)



HOW TO SELL (REDEEM) SHARES


Selling Shares Directly to Advisor Young Investor Fund. You may redeem all or a portion of your shares by submitting a written request, in English, in good order. Send a signed letter of instruction to the Transfer Agent. The sale price is the net asset value (less any contingent deferred sales charge) next determined after receipt of your redemption request in good order. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:


Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
(800) 345-6611

Selling Shares through FSFs. FSFs must receive requests prior to the time at which Advisor Young Investor Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service. Your FSF may be closed on days when the NYSE is open. As a result, prices for shares may be significantly affected on days when you have no access to your FSF to sell shares. If you wish to sell shares through your FSF, please contact it for instructions.


Exchange Privilege. For a period of 90 days following the purchase of Class A shares of Advisor Young Investor Fund, exchanges at net asset value may be made among Class A shares of Colonial Municipal Money Market Fund or Colonial Government Money Market Fund (or its successor). Thereafter, exchanges at net asset value may be made among Class A shares of any other fund that is a series of Advisor Trust or of most funds advised by Colonial Management Associates, Inc. or distributed by the Distributor, each an affiliate of the Adviser. A contingent deferred sales charge, if any, continues to apply to the exchanged shares. For more information on the Colonial Funds, see your financial adviser or call (800) 426-3750. Not all Advisor Trust Funds offer Class A shares. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another fund, you should obtain the prospectus for the fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Young Investor Fund reserves the right to suspend, limit, modify, or terminate the exchange privilege (including the telephone exchange privilege) or its use in any manner by any person or class.
Advisor Young Investor Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the investment portfolio in accordance with the investment objective or otherwise harm
Advisor Young Investor Fund or its remaining shareholders.


Shares will continue to age without regard to the exchange for the purpose of determining the contingent deferred sales charge, if any, upon redemption.

An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange into a fund with a higher sales charge, after which an exchange is made at the net asset value next determined. Exchanges of Class A shares are not subject to the contingent deferred sales charge. However, if shares received in the exchange are redeemed within three years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Telephone Transactions. Shareholders and/or their financial advisers are automatically eligible to exchange shares and redeem shares up to $50,000 by calling (800) 422-3737 any business day between 10:00 a.m., central time (or 9:00 a.m., eastern time) and the time as of which Advisor Young Investor Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Generally, other than as set forth herein, you will be limited to four telephone exchange round-trips per year, and Advisor Young Investor Fund may refuse requests for telephone exchanges in excess of four round-trips.

Advisor Trust reserves the right to terminate at any time and without prior notice the use of the telephone exchange by any person or class of persons. Advisor Trust believes that use of the telephone exchange by investors utilizing market-timing strategies adversely affects the Advisor Trust Funds. Therefore, regardless of the number of telephone exchange round-trips made by an investor, Advisor Trust generally will not honor requests for telephone exchanges by shareholders identified by Advisor Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. Advisor Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than other investment considerations.

The Transfer Agent employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine. If Advisor Young Investor Fund and/or the Transfer Agent does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his/her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching Advisor Young Investor Fund at the toll free number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under How to Sell (Redeem) Shares. The Transfer Agent and Advisor Young Investor Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

General Redemption Policies. Shares of Advisor Young Investor Fund may be sold on any day the NYSE is open, either directly with Advisor Young Investor Fund or through your FSF. Advisor Trust will pay redemption proceeds (less any applicable contingent deferred sales charge) as soon as practicable, generally within seven days after proper instructions are received. However, for shares recently purchased by check, Advisor Young Investor Fund will delay sending proceeds for 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after receipt of your redemption request in good order by Advisor Young Investor Fund. (See Net Asset Value.) Because the redemption price you receive depends upon Advisor Young Investor Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares, may result in a realized capital gain or loss and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information.


DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are declared and paid annually. Advisor Young Investor Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. Advisor Young Investor Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gains distributions on shares of Advisor Young Investor Fund will be reinvested in additional shares of the same class of Advisor Young Investor Fund unless you elect to have distributions paid by check. Reinvestment normally occurs on the payable date. Regardless of your election, distributions of $10 or less will not be paid by check to the shareholder, but will be reinvested in additional shares of the same class of Advisor Young Investor Fund at net asset value. If you have elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
To change your election, call the Transfer Agent for instructions.

Income Taxes. For federal income tax purposes, Advisor Young Investor Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Advisor Young Investor Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains that is distributed to shareholders.

Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

The Taxpayer Relief Act of 1997 (the "Act") reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.


MANAGEMENT

Trustees and Investment Adviser. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Young Investor Fund and Growth Investor Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Young Investor Fund and Growth Investor Portfolio and other feeder funds investing in Growth Investor Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Growth Investor Portfolio and the business affairs of Advisor Young Investor Fund, Growth Investor Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers. Erik P. Gustafson and David P. Brady have been portfolio managers of Growth Investor Portfolio since its inception in 1997 and had managed its predecessor since Feb. 1995 and Mar. 1995, respectively. As of Sept. 30, 1997, Messrs. Gustafson and Brady were responsible for co-managing $1.2 billion and $475 million in mutual fund net assets, respectively. Mr. Gustafson is a senior vice president of the Adviser and Mr. Brady is a vice president of the Adviser. Before joining the Adviser, Mr. Gustafson was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot from 1989 to 1992. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Brady, who joined the Adviser in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona (1986), and an M.B.A. from the University of Chicago (1989).

Fees and Expenses. The Adviser is entitled to receive a monthly administrative fee from Advisor Young Investor Fund, computed and accrued daily, at an annual rate of 0.20% of the first $500 million of average net assets, 0.15% of the next $500 million, and 0.125% thereafter; and a monthly management fee from Growth Investor Portfolio, computed and accrued daily, at an annual rate of 0.60% of the first $500 million of average net assets, 0.55% of the next $500 million, and 0.50% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Young Investor Fund for a portion of its operating expenses and its pro rata share of Growth Investor Portfolio's operating expenses. For the fiscal year ended Sept. 30, 1997, Advisor Young Investor Fund's administrative fee, in addition to the pro rata portion of Growth Investor Portfolio's management fees, was 0.00% of average net assets, after the fee waiver.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Young Investor Fund and Growth Investor Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor Young Investor Fund.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Growth Investor Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent and Shareholder Services. Colonial Investors Service Center, Inc. ("Transfer Agent"), P.O. Box 1722, Boston, MA 02105-1722, an indirect subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Some FSFs that maintain nominee accounts with Advisor Young Investor Fund for their clients who are Fund shareholders may be paid a fee by the Transfer Agent for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.

Distributor. The shares of Advisor Young Investor Fund are offered for sale through Liberty Financial Investments, Inc. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111-2621; however, all Fund correspondence (including purchase and redemption orders) should be mailed to Colonial Investors Service Center, Inc., the Transfer Agent, at P.O. Box 1722, Boston, Massachusetts 02105-1722.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan"). The Plan provides that, as compensation for personal service and/or the maintenance of shareholder accounts, the Distributor receives from Advisor Young Investor Fund a service fee at an annual rate not to exceed 0.25% of the Fund's net assets attributed to Class A shares. The Plan also provides that, as compensation for expenses related to the promotion and distribution of shares of Advisor Young Investor Fund including its expenses related to the sale and promotion of Advisor Young Investor Fund shares, the Distributor receives from Advisor Young Investor Fund a distribution fee at an annual rate not exceeding 0.10% of the average net assets attributed to Class A shares. At this time, the Distributor has voluntarily agreed to limit the Class A distribution fee to 0.05% annually. The Distributor may terminate this voluntary limitation without shareholder approval. The Distributor generally pays this compensation to institutions that distribute Advisor Young Investor Fund shares and provide services to Advisor Young Investor Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Young Investor Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Young Investor Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative sales charges paid.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Young Investor Fund and Growth Investor Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)


ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, ten series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


As a business trust, Advisor Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.


MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

Advisor Young Investor Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Advisor Young Investor Fund. The initial shareholder of Advisor Young Investor Fund approved this policy of permitting Advisor Young Investor Fund to act as a feeder fund by investing in Growth Investor Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objective, policies, and restrictions of Advisor Young Investor Fund and Growth Investor Portfolio. The management and expenses of both Advisor Young Investor Fund and Growth Investor Portfolio are described under Fee Table and Management. Advisor Young Investor Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Growth Investor Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Young Investor Fund and other investors in Growth Investor Portfolio will each be liable for all obligations of Growth Investor Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Young Investor Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Growth Investor Portfolio itself was unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Young Investor Fund nor its shareholders will be adversely affected by reason of Advisor Young Investor Fund's investing in Growth Investor Portfolio.

The Declaration of Trust of Base Trust provides that Growth
Investor Portfolio will terminate 120 days after the withdrawal of Advisor Young Investor Fund or any other investor in Growth Investor Portfolio, unless the remaining investors vote to agree to continue the business of Growth
Investor Portfolio.  The trustees of Advisor Trust may vote
Advisor Young Investor Fund's interests in Growth Investor
Portfolio for such continuation without approval of Advisor
Young Investor Fund's shareholders.

The common investment objective of Advisor Young Investor Fund and Growth Investor Portfolio is nonfundamental and may be changed without shareholder approval. The fundamental policies of Advisor Young Investor Fund and the corresponding fundamental policies of Growth Investor Portfolio can be changed only with shareholder approval. Class A shareholders may incur a contingent deferred sales charge if they redeem shares in response to a change in investment objective.

If Advisor Young Investor Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Growth Investor Portfolio or any other matter pertaining to Growth Investor Portfolio (other than continuation of the business of Growth Investor Portfolio after withdrawal of another investor), Advisor Young Investor Fund will solicit proxies from its shareholders and vote its interest in Growth Investor Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Young Investor Fund shareholders. Advisor Young Investor Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Growth Investor Portfolio investors. If other investors hold a majority interest in Growth Investor Portfolio, they could have voting control over Growth Investor Portfolio.

In the event that Growth Investor Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Young Investor Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Young Investor Fund's fundamental policies, withdrawal of Advisor Young Investor Fund's assets from Growth Investor Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Young Investor Fund's shareholders. Advisor Young Investor Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Young Investor Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Young Investor Fund. Should such a distribution occur, Advisor Young Investor Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Young Investor Fund and could affect the liquidity of Advisor Young Investor Fund.

Each investor in Growth Investor Portfolio, including Advisor Young Investor Fund, may add to or reduce its investment in Growth Investor Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth Investor Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth Investor Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth Investor Portfolio by all investors in Growth Investor Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth Investor Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth Investor Portfolio, but members of the general public may not invest directly in Growth Investor Portfolio. Other investors in Growth Investor Portfolio are not required to sell their shares at the same public offering price as Advisor Young Investor Fund and might incur different administrative fees and expenses than Advisor Young Investor Fund. Therefore, Advisor Young Investor Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth Investor Portfolio. Investment by such other investors in Growth Investor Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Growth Investor Portfolio could result in untimely liquidations of Growth Investor Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth Investor Portfolio as a percentage of its net assets. As a result, Growth Investor Portfolio's security holdings may become less diverse, resulting in increased risk.

Growth Investor Portfolio commenced operations in Feb. 1997 when Stein Roe Young Investor Fund, a mutual fund that, together with its corporate predecessor, had invested directly in securities since 1958, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Young Investor Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Growth Investor Portfolio. Information regarding any investment company that may invest in Growth Investor Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling (800) 338-2550. The Adviser may provide administrative or other services to one or more of such investors.


FOR MORE INFORMATION

For more information about Advisor Young Investor Fund, call
(800) 345-6611.

Prospectus, Jan. 26, 1998


Stein Roe Advisor Young Investor Fund


The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation. Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio, a portfolio of SR&F Base
Trust that has the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. The investment experience of Advisor Young Investor Fund will correspond to Growth Investor Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors) Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds.


Advisor Young Investor Fund is a multi-class series of Stein Roe Advisor Trust and SR&F Growth Investor Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company. This prospectus relates only to Class K of Advisor Young Investor Fund. Class K shares are offered at net asset value and are subject to an annual distribution fee. (See How to Purchase Shares.) For information on Class A shares, please call (800) 345-6611.

This prospectus contains information you should know before investing in Advisor Young Investor Fund. Please read it carefully and retain it for future reference. Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.


A Statement of Additional Information dated Jan. 26, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and most recent financial statements may be obtained without charge by calling (800) 426-3750.




NOT FDIC INSURED        MAY LOSE VALUE
                        NO BANK GUARANTEE

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS

                                    Page
Summary..............................2
Fee Table............................3
Financial Highlights.................5
The Fund.............................6
Investment Policies..................6
Performance Information..............6
Risks and Investment Considerations .7
Investment Restrictions .............7
Portfolio Investments and Strategies.8
Net Asset Value ....................10
How to Purchase Shares..............11
How to Sell (Redeem) Shares ........13
Distributions and Income Taxes......15
Management .........................15
Organization and Description of
  Shares............................17
Master Fund/Feeder Fund: Structure
  and Risk Factors..................18
For More Information ...............19


SUMMARY


Stein Roe Advisor Young Investor Fund ("Advisor Young Investor Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), an open-end management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Young Investor Fund are not qualified for sale.




Investment Objective and Policies. The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation by investing in common stocks and other equity-type securities that the Adviser believes to have long-term appreciation potential. Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Young Investor Fund. Growth Investor Portfolio invests primarily in securities of companies that are believed to have above-average growth prospects, many of which affect the lives of young people.

In addition to the investment objective and policies, Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Advisor Young Investor Fund.

Advisor Young Investor Fund is designed to be appropriate for growth-oriented investors of all ages. Its focus on companies that affect the lives of young people and its educational objective and materials may make it especially appropriate for young people and investors for whom education is an important objective.




For a more detailed discussion of the investment objective and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no guarantee that Advisor Young Investor Fund or Growth
Investor Portfolio will achieve their common investment objective.


Investment Risks. Advisor Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that are believed to have above-average growth prospects, many of which affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Growth Investor Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.


Purchases and Redemptions. Class K shares of Advisor Young Investor Fund may be purchased only through intermediaries, including certain broker-dealers, bank trust departments, asset allocation programs sponsored by the Adviser, wrap fee programs and retirement plan service providers
("Intermediaries"). For information on purchasing and redeeming Advisor Young Investor Fund shares, please see How to Purchase Shares, How to Sell (Redeem) Shares, and
Management--Distributor.


Management and Fees.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to Growth Investor
Portfolio. In addition, it provides administrative services to Advisor Young Investor Fund and Growth Investor Portfolio.
For a description of the Adviser and these service arrangements, see Management.


FEE TABLE


Expenses are one of several factors to consider when investing in Advisor Young Investor Fund. The following tables summarize your maximum transaction costs and annual expenses for an investment in Class K shares of Advisor
Young Investor Fund. See Management for more complete descriptions of the various costs and expenses of Advisor
Young Investor Fund.


Shareholder Transaction Expenses*
Sales Load Imposed on Purchases...................None
Sales Load Imposed on Reinvested Dividends........None
Deferred Sales Load...............................None
Redemption Fees*..................................None
Exchange Fees.....................................None
____________________

* Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.


Estimated Annual Operating Expenses
                                                Class K
Management and Administrative Fee ...............0.80%
12b-1 Fees ......................................0.25%
Other Expenses (after reimbursement).............0.45%
Total Operating Expenses (after reimbursement)...1.50%

Example.
You would pay the following expenses on a $1,000 investment in Class K shares assuming 5% annual return.

Example 1 (assumes redemption at end of period):

         Class K
Period:
1 Year      $15
3 Years      47
5 Years      82
10 Years    179


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Young Investor Fund. The Fee Table reflects the combined expenses of both Advisor Young Investor Fund and Growth Investor Portfolio. Anticipated Total Operating Expenses for
Class K shares of Advisor Young Investor Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Estimated Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gains distributions are reinvested in additional shares.


Other Expenses and Total Operating Expenses reflect fee reimbursements by the Adviser or the Distributor, as hereinafter defined. Absent such reimbursements, Other
Expenses and Total Operating Expenses for Class K shares would have been 0.30% and 1.65%, respectively. Any such reimbursement will lower the overall expense ratio and increase the overall return to investors. (Also see
Management--Fees and Expenses.)


Advisor Young Investor Fund pays the Adviser an administrative fee based on its average daily net assets and Growth Investor Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Young Investor Fund, including its share of the expenses of Growth Investor Portfolio, would be more or less than if Advisor Young Investor Fund invested directly in the securities held by Growth Investor Portfolio. The trustees concluded that Advisor Young Investor Fund's expenses would not be materially greater in such case.


The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Young Investor Fund pays a 12b-1 fee, long-term investors in Advisor Young Investor Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charges permitted by the NASD. For further information on Advisor Young Investor Fund's 12b-1 fee, see Management--Distributor or call your financial representative.


FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of Class K shares of Advisor Young Investor Fund on a per-share basis for the period shown and has been audited by Arthur Andersen LLP, independent public accountants. The table should be read in conjunction with Advisor Young Investor Fund's financial statements and notes thereto. The financial statements may be obtained from Advisor Trust without charge upon request.
                                             Period Ended
                                               Sept. 30,
                                                1997 (b)
                                             -------------
Net Asset Value, Beginning of Period             $10.00
                                                 ------
Income from Investment Operations
Net investment loss                               (0.02)
Net realized and unrealized gains on
   investments                                     1.51
                                                 ------
    Total from investment operations               1.49
                                                 ------
Net Asset Value, End of Period                   $11.49
                                                 ======
Ratio of net expenses to average net
  assets (c)                                      1.50%*
Ratio of net investment income to
  average net assets (d)                         (0.24%)*
Total return (d)                                 14.90%
Net assets, end of period (000 omitted)            $116
________________
*Annualized.
(a) The financial history presented in this section for Class K shares is that of the Advisor Young Investor Fund. As presented in other parts of this prospectus, the historical performance of Class K shares for the period prior to Feb. 14, 1997, and the historical performance of each other class of shares of Advisor Young Investor Fund for all periods are based on the performance of Growth Investor Portfolio, restated to reflect 12b-1 fees and other expenses applicable to that class, without giving effect to any expense reimbursements described herein and assuming reinvestment of dividends and capital gains.
(b) From commencement of operations on Feb. 14, 1997, reflects information relating to the initial shares of Advisor Young Investor Fund that were redesignated Class K shares as of Oct. 15, 1997.
(c) If Advisor Young Investor Fund had paid all of its expenses and there had been no reimbursement of expenses, this ratio would have been 89.45% for the period ended Sept. 30, 1997.
(d) Computed giving effect to the expense limitation undertaking.


THE FUND


Stein Roe Advisor Young Investor Fund ("Advisor Young
Investor Fund") is a multi-class series of Advisor Trust, which is an open-end management investment company authorized to issue shares of beneficial interest in separate series.


Rather than invest in securities directly, Advisor Young Investor Fund seeks to achieve its investment objective by using the "master fund/feeder fund structure." Under that structure, a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. (See Master Fund/Feeder Fund:
Structure and Risk Factors.) Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Growth Investor Portfolio and administrative services to Advisor Young Investor Fund and Growth Investor Portfolio.


INVESTMENT POLICIES

The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation. Advisor Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Young Investor Fund. Growth Investor Portfolio seeks to achieve this objective by investing primarily in common stocks and other equity-type securities that, in the opinion of the Adviser, have long-term appreciation potential.

Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of the Adviser, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in. Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities.

Further information on investment techniques that may be employed by Growth Investor Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and
Strategies in this prospectus and in the Statement of Additional Information.

In addition to the investment objective and policies, Advisor
Young Investor Fund also has an educational objective.
Advisor Young Investor Fund seeks to educate its shareholders by providing educational materials regarding personal finance and investing as well as materials on the Fund and its portfolio holdings.


PERFORMANCE INFORMATION

The total return from an investment in a class of shares of Advisor Young Investor Fund is measured by the distributions received, plus or minus the change in the net asset value per share for a given period, assuming reinvestment of all distributions. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value. When the Fund compares the total return of its shares to those of other mutual funds or relevant indices, its total return may be computed without reflecting any sales charges so long as the sales charge is stated separately in connection with the comparison.


Comparison of the class' total return with alternative investments should consider differences between the class and the alternative investments, the periods and methods used in calculation of the return being compared including the inclusion of initial or contingent deferred sales charges, and the impact of taxes on alternative investments. Of course, past performance is no guarantee of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.


Each class' performance may be compared to various indices.
Performance and quotations from various publications may be included in sales literature and advertisements.


Advisor Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. Advisor Young Investor Fund commenced operations on Feb. 14, 1997, but until Jan. 26, 1998, offered only the shares that are now designated Class K shares. The historical performance of Class K shares for the period prior to Feb. 14, 1997, is based on the performance of Growth Investor Portfolio, restated to reflect 12b-1 fees and other expenses applicable to the class as set forth in the Fee Table, without giving effect to any fee reimbursements described therein and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of Advisor Young Investor Fund's future performance. The average annual returns for each class of shares as of Sept. 30, 1997 and Dec. 31, 1997 were as follows:
                            Sept. 30       Dec. 31
           1 year            26.26%        26.41%
           3 years           33.77         33.43
           Inception
            (April 29, 1994) 29.92         29.00



RISKS AND INVESTMENT CONSIDERATIONS

Advisor Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that are believed to have above-average growth prospects, many of which affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Growth Investor Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Young Investor Fund or Growth Investor Portfolio will achieve its objective. Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Advisor Young Investor Fund.

Growth Investor Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Growth Investor Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

Growth Investor Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts
(ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Growth Investor Portfolio may be found under Portfolio Investments and Strategies.


INVESTMENT RESTRICTIONS

Each of Advisor Young Investor Fund and Growth Investor
Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Advisor Young Investor Fund nor Growth Investor Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities. This restriction also does not prevent Advisor Young Investor Fund from investing all of its assets in shares of another investment company (such as Growth Investor Portfolio) having the identical investment objective under a master/feeder structure.
------------
/1/ A repurchase agreement involves a sale of securities to Growth Investor Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Investor Portfolio could experience both losses and delays in liquidating its collateral.
------------

Neither Advisor Young Investor Fund nor Growth Investor Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Young Investor Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.


While Advisor Young Investor Fund and Growth Investor Portfolio may not make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Young Investor Fund and Growth Investor Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.


Growth Investor Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Young Investor Fund and Growth Investor Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Young Investor Fund and Growth Investor Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.


PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities. A debt security is an obligation of a borrower to make payments of principal and interest to the holder of the security. To the extent Growth Investor Portfolio invests in debt securities, such holdings will be subject to interest rate risk and credit risk. Interest rate risk is the risk that the value of a portfolio will fluctuate in response to changes in interest rates. Generally, the debt component of a portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities rated within the fourth highest grade may possess speculative characteristics. If the rating of a security held by Growth Investor Portfolio is lost or reduced below investment grade, Growth Investor Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether it should continue to hold the security. When the Adviser considers a temporary defensive position advisable, Growth Investor Portfolio may invest without limitation in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities. Growth Investor Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth Investor Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Growth Investor Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Growth Investor Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Growth Investor Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

Convertible Securities. By investing in convertible securities, Growth Investor Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Growth Investor Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher-quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tend to be more important than other factors in the purchase of convertible securities.

Lending Portfolio Securities; When-Issued and Delayed-Delivery Securities. Growth Investor Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Investor Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Investor Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Short Sales Against the Box. Growth Investor Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Growth Investor Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Growth Investor Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

Derivatives. Consistent with its objective, Growth Investor Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth Investor Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Growth Investor Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth Investor Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth Investor Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Investor Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

Portfolio Turnover. Although Growth Investor Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)


NET ASSET VALUE


Advisor Young Investor Fund determines the net asset value of its shares as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time or 4:00 p.m., eastern time) by dividing the difference between the value of its assets and liabilities allocable to that class by the number of shares of that class outstanding. Growth Investor Portfolio allocates net asset value, income, and expenses to Advisor Young Investor Fund and any other of its feeder funds in proportion to their respective interests in Growth Investor Portfolio.


Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Young Investor Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time or 4:00 p.m., eastern time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.


HOW TO PURCHASE SHARES


You may purchase Class K shares of Advisor Young Investor
Fund shares only through intermediaries, including certain broker-dealers, bank trust departments, asset allocation programs sponsored by the Adviser, wrap fee programs, and other retirement plan service providers ("Intermediaries"). The Adviser and Advisor Young Investor Fund do not recommend, endorse, or receive payments from any Intermediary.


Class K shares of Advisor Young Investor Fund are offered continuously. Orders received in good order prior to the time at which Advisor Young Investor Fund values its shares (or placed with an Intermediary before such time and transmitted by the Intermediary before Advisor Young Investor Fund processes that day's share transactions or at such other times as agreed by the parties) will be processed based on that day's closing net asset value.

Conditions of Purchase. Each purchase order for Advisor Young Investor Fund must be accepted by an authorized officer of the Distributor or its authorized agent and is not binding until accepted and entered on the books of Advisor Young Investor Fund. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Young Investor Fund's shareholders.


To reduce the volume of mail you receive, only one copy of certain Materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-322-0593 if you wish to receive additional copies free of charge.


Purchases Through Intermediaries. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Young Investor Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.


HOW TO SELL (REDEEM) SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Young Investor Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.


Exchange Privilege. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Young
Investor Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located.
Each Intermediary will establish its own exchange policies and procedures. In particular, individual participants of qualified retirement plans may exchange shares through the plan sponsor or administrator. Those participants may exchange shares only for shares of the same class of other Advisor Trust Funds that are included in the plan. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Young Investor Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class;
Intermediaries would be notified of such a change.


General Redemption Policies. Advisor Young Investor Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the investment portfolio in accordance with the investment objectives or otherwise harm Advisor Young Investor Fund or its remaining shareholders. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received by the Intermediary. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss. (See Distributions and Income Taxes.)

Advisor Trust will pay redemption proceeds as soon as practicable, generally within seven days after proper instructions are received. However, for shares recently purchased by check, Advisor Young Investor Fund will delay sending proceeds 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonest purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.


DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are declared and paid annually. Advisor Young Investor Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. Advisor Young Investor Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.


All income dividends and capital gains distributions on shares of Advisor Young Investor Fund will be reinvested in additional shares of the same class of Advisor Young Investor Fund unless you elect to have distributions paid by check. Reinvestment normally occurs on the payable date. Regardless of your election, distributions of $10 or less will not be paid by check to the shareholder, but will be reinvested in additional shares of the same class of Advisor Young Investor Fund at net asset value. If you have elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the Transfer
Agent is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Advisor Trust reserves the right to reinvest the proceeds and future distributions in additional shares of a Fund if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Fund for instructions.




Income Taxes. For federal income tax purposes, Advisor Young Investor Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Advisor Young Investor Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains that is distributed to shareholders.

Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

The Taxpayer Relief Act of 1997 (the "Act") reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.


MANAGEMENT

Trustees and Investment Adviser. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Young Investor Fund and Growth Investor Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Young Investor Fund and Growth Investor Portfolio and other feeder funds investing in Growth Investor Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Growth Investor Portfolio and the business affairs of Advisor Young Investor Fund, Growth Investor Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers. Erik P. Gustafson and David P. Brady have been portfolio managers of Growth Investor Portfolio since its inception in 1997 and had managed its predecessor since Feb. 1995 and Mar. 1995, respectively. As of Sept. 30, 1997, Messrs. Gustafson and Brady were responsible for co-managing $1.2 billion and $475 million in mutual fund net assets, respectively. Mr. Gustafson is a senior vice president of the Adviser and Mr. Brady is a vice president of the Adviser. Before joining the Adviser, Mr. Gustafson was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot from 1989 to 1992. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Brady, who joined the Adviser in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona (1986), and an M.B.A. from the University of Chicago (1989).

Fees and Expenses. The Adviser is entitled to receive a monthly administrative fee from Advisor Young Investor Fund, computed and accrued daily, at an annual rate of 0.20% of the first $500 million of average net assets, 0.15% of the next $500 million, and 0.125% thereafter; and a monthly management fee from Growth Investor Portfolio, computed and accrued daily, at an annual rate of 0.60% of the first $500 million of average net assets, 0.55% of the next $500 million, and 0.50% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Young Investor Fund for a portion of its operating expenses and its pro rata share of Growth Investor Portfolio's operating expenses. For the fiscal year ended Sept. 30, 1997, Advisor Young Investor Fund's administrative fee, in addition to the pro rata portion of Growth Investor Portfolio's management fees, was 0.00% of average net assets, after the fee waiver.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Young Investor Fund and Growth Investor Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor Young Investor Fund.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Growth Investor Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent and Shareholder Services. Colonial Investors Service Center, Inc. ("Transfer Agent"), P.O. Box 1722, Boston, MA 02105-1722, an indirect subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Some Intermediaries that maintain nominee accounts with Advisor Young Investor Fund for their clients who are Fund shareholders may be paid a fee by the Transfer Agent for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.

Distributor. The shares of Advisor Young Investor Fund are offered for sale through Liberty Financial Investments, Inc. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111-2621; however, all Fund correspondence (including purchase and redemption orders) should be mailed to Colonial Investors Service Center, Inc., the Transfer Agent, at P.O. Box 1722, Boston, Massachusetts 02105-1722.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan"). The Plan provides that, as compensation for expenses related to the promotion and distribution of shares of Advisor Young Investor Fund including its expenses related to the sale and promotion of Advisor Young Investor Fund shares and to servicing of the shares, the Distributor receives from Advisor Young Investor Fund a servicing and/or distribution fee at an annual rate not exceeding 0.25% of the average net assets attributable to its Class K shares. The Distributor generally pays this compensation to institutions that distribute Advisor Young Investor Fund shares and provide services to Advisor Young Investor Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Young Investor Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Young Investor Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative sales charges paid.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Young Investor Fund and Growth Investor Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)


ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, ten series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.




As a business trust, Advisor Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.



MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

Advisor Young Investor Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Advisor Young Investor Fund. The initial shareholder of Advisor Young Investor Fund approved this policy of permitting Advisor Young Investor Fund to act as a feeder fund by investing in Growth Investor Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objective, policies, and restrictions of Advisor Young Investor Fund and Growth Investor Portfolio. The management and expenses of both Advisor Young Investor Fund and Growth Investor Portfolio are described under Fee Table and Management. Advisor Young Investor Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Growth Investor Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Young Investor Fund and other investors in Growth Investor Portfolio will each be liable for all obligations of Growth Investor Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Young Investor Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Growth Investor Portfolio itself was unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Young Investor Fund nor its shareholders will be adversely affected by reason of Advisor Young Investor Fund's investing in Growth Investor Portfolio.

The Declaration of Trust of Base Trust provides that Growth
Investor Portfolio will terminate 120 days after the withdrawal of Advisor Young Investor Fund or any other investor in Growth Investor Portfolio, unless the remaining investors vote to agree to continue the business of Growth
Investor Portfolio.  The trustees of Advisor Trust may vote
Advisor Young Investor Fund's interests in Growth Investor
Portfolio for such continuation without approval of Advisor
Young Investor Fund's shareholders.

The common investment objective of Advisor Young Investor Fund and Growth Investor Portfolio is nonfundamental and may be changed without shareholder approval. The fundamental policies of Advisor Young Investor Fund and the corresponding fundamental policies of Growth Investor Portfolio can be changed only with shareholder approval.

If Advisor Young Investor Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Growth Investor Portfolio or any other matter pertaining to Growth Investor Portfolio (other than continuation of the business of Growth Investor Portfolio after withdrawal of another investor), Advisor Young Investor Fund will solicit proxies from its shareholders and vote its interest in Growth Investor Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Young Investor Fund shareholders. Advisor Young Investor Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Growth Investor Portfolio investors. If other investors hold a majority interest in Growth Investor Portfolio, they could have voting control over Growth Investor Portfolio.

In the event that Growth Investor Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Young Investor Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Young Investor Fund's fundamental policies, withdrawal of Advisor Young Investor Fund's assets from Growth Investor Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Young Investor Fund's shareholders. Advisor Young Investor Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Young Investor Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Young Investor Fund. Should such a distribution occur, Advisor Young Investor Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Young Investor Fund and could affect the liquidity of Advisor Young Investor Fund.

Each investor in Growth Investor Portfolio, including Advisor Young Investor Fund, may add to or reduce its investment in Growth Investor Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth Investor Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth Investor Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth Investor Portfolio by all investors in Growth Investor Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth Investor Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth Investor Portfolio, but members of the general public may not invest directly in Growth Investor Portfolio. Other investors in Growth Investor Portfolio are not required to sell their shares at the same public offering price as Advisor Young Investor Fund and might incur different administrative fees and expenses than Advisor Young Investor Fund. Therefore, Advisor Young Investor Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth Investor Portfolio. Investment by such other investors in Growth Investor Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Growth Investor Portfolio could result in untimely liquidations of Growth Investor Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth Investor Portfolio as a percentage of its net assets. As a result, Growth Investor Portfolio's security holdings may become less diverse, resulting in increased risk.

Growth Investor Portfolio commenced operations in Feb. 1997 when Stein Roe Young Investor Fund, a mutual fund that, together with its corporate predecessor, had invested directly in securities since 1958, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Young Investor Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Growth Investor Portfolio. Information regarding any investment company that may invest in Growth Investor Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling (800) 338-2550. The Adviser may provide administrative or other services to one or more of such investors.


FOR MORE INFORMATION

For more information about Advisor Young Investor Fund, call
(800) 345-6611.

   Statement of Additional Information Dated Jan. 26, 1998


                  STEIN ROE ADVISOR TRUST
 Suite 3200, One South Wacker Drive, Chicago, Illinois  60606

            Stein Roe Advisor Young Investor Fund



     This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the prospectus dated Jan. 26, 1998, and any supplements thereto ("Prospectus"). A
Prospectus may be obtained at no charge by calling (800) 426-
3720.


                      TABLE OF CONTENTS
                                                Page
General Information and History...................2
Investment Policies...............................3
Portfolio Investments and Strategies..............3
Investment Restrictions..........................21
Additional Investment Considerations.............23
Management.......................................24
Financial Statements.............................28
Principal Shareholders...........................28
Investment Advisory Services.....................28
Custodian........................................30
Independent Public Accountants...................32
Distributor......................................33
Transfer Agent and Shareholder Servicing.........33
Purchases And Redemptions........................34
Portfolio Transactions...........................42
Additional Income Tax Considerations.............43
Investment Performance...........................44
Appendix--Ratings................................48


               GENERAL INFORMATION AND HISTORY

     Stein Roe Advisor Young Investor Fund is a separate multi-class series of Stein Roe Advisor Trust ("Advisor Trust"). On Sept. 13, 1996, the spelling of the name of the Trust was changed from Stein Roe Adviser Trust to Stein Roe Advisor Trust.

     Currently 10 series of Advisor Trust are authorized and outstanding. Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Advisor Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, Advisor Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if Advisor Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of Advisor Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Special Considerations Regarding Master Fund/Feeder Fund
Structure

     Advisor Young Investor Fund acts as a "feeder fund" rather than investing in securities directly; that is, it seeks to achieve its objective by pooling its assets with those of other investment companies for investment in a separate "master fund" having the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each master fund is a series of SR&F Base Trust ("Base Trust"). For more information, please refer to the Prospectus under the caption Master Fund/Feeder Fund:
Structure and Risk Factors.

     Stein Roe & Farnham Incorporated (the "Adviser") provides administrative and accounting and recordkeeping services to Advisor Young Investor Fund and Growth Investor
Portfolio and provides investment advisory services to Growth
Investor Portfolio.


                   INVESTMENT POLICIES

     In pursuing its objective, Growth Investor Portfolio
will invest as described below and may employ the investment techniques described under Portfolio Investments and Strategies. The investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting
securities." /1/
-----------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
-----------

     Stein Roe Advisor Young Investor Fund ("Advisor Young Investor Fund") seeks to achieve its objective by investing in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"). Their common investment objective is long-term capital appreciation. Growth Investor Portfolio invests primarily in common stocks and other equity-type securities that, in the opinion of the Adviser, have long-term appreciation potential.

     Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of the Adviser, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in. Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities.


             PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities

     In pursuing its investment objective, Growth Investor Portfolio may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Growth Investor Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade. "Investment" grade refers to debt securities that are within the four highest grades assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable quality by the Adviser.

     Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by Growth Investor Portfolio is lost or reduced below investment grade, it is not required to dispose of the security, but the Adviser will consider that fact in determining whether to continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy and are commonly referred to as "junk bonds."

     When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Growth Investor Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Derivatives

     Consistent with its objective, Growth Investor Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     Growth Investor Portfolio does not currently intend to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by a Portfolio on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Portfolio on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

Convertible Securities

     By investing in convertible securities, Growth Investor Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by Growth Investor Portfolio are frequently rated investment grade, it may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Foreign Securities

     Growth Investor Portfolio may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. Growth Investor Portfolio may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, it is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. Growth Investor Portfolio does not currently intend to invest more than 5% of its net assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, Growth Investor Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in Growth Investor Portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.
(See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although Growth Investor Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Growth Investor Portfolio's foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of Growth Investor Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows Growth Investor Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. Growth Investor Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that it may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, Growth Investor Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held. Growth Investor Portfolio may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, Growth Investor Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for Growth Investor Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency it is obligated to deliver.

     If Growth Investor Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If Growth Investor Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between Growth Investor Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, Growth Investor Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive Growth Investor Portfolio of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for Growth Investor Portfolio to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to Growth Investor Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Lending of Portfolio Securities

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, Growth Investor Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by Growth Investor Portfolio.
Growth Investor Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Growth Investor Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. Growth Investor Portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, it could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while it seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

     Growth Investor Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to Growth Investor Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Investor Portfolio could experience both losses and delays in liquidating its collateral.

When-Issued and Delayed-Delivery Securities; Reverse
Repurchase Agreements

     Growth Investor Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time it enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Investor Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Growth Investor Portfolio does not currently intend to make commitments to purchase when-issued securities in excess of 5% of its net assets.

     Growth Investor Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which it is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time Growth Investor Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) having a value at least as great as the purchase price of the securities to be purchased will be segregated on its books and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales "Against the Box"

     Growth Investor Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. Growth Investor Portfolio may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, Growth Investor Portfolio does not deliver from its portfolio the securities sold. Instead, Growth Investor Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of Growth Investor Portfolio, to the purchaser of such securities. Growth Investor Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, Growth Investor Portfolio must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. Growth Investor Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. Growth Investor Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect Growth Investor Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount Growth Investor Portfolio owns, either directly or indirectly, and, in the case where it owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time Growth Investor Portfolio replaces the borrowed security, it will incur a loss and if the price declines during this period, it will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which Growth Investor Portfolio may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which Growth Investor Portfolio is able to enter into short sales. There is no limitation on the amount of assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Growth Investor Portfolio will not invest more than 5% of its total assets in short sales against the box.

Rule 144A Securities

     Growth Investor Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as Growth Investor Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction on investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, Growth Investor Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 15% of its assets in illiquid securities.
Investing in Rule 144A securities could have the effect of increasing the amount of its assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Growth Investor Portfolio does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

Swaps, Caps, Floors and Collars

     Growth Investor Portfolio may enter into swaps and may purchase or sell related caps, floors and collars. Growth Investor Portfolio would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it anticipates purchasing at a later date. Growth Investor Portfolio intends to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream they may be obligated to pay.

     A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease Growth Investor Portfolio's exposure to changes in the value of an index of securities in which it might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. Growth Investor Portfolio may enter into any form of swap agreement if the Adviser determines it is consistent with its investment objective and policies.

     A swap agreement tends to shift investment exposure from one type of investment to another. For example, if Growth Investor Portfolio agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase its exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of Growth Investor Portfolio's investments and its net asset value.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from Growth Investor Portfolio. If a swap agreement calls for payments by Growth Investor Portfolio, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. Growth Investor Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Corporation or Moody's or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Adviser.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

     At the time Growth Investor Portfolio enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of Growth Investor Portfolio having a value at least as great as the commitment underlying the obligations will be segregated on its books and held by the custodian throughout the period of the obligation.

Line of Credit

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, Growth Investor Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, Advisor Young Investor Fund has received permission to lend money to, and borrow money from, other mutual funds advised by the Adviser. Advisor Young Investor Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

Portfolio Turnover

     Although Growth Investor Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, Special Portfolio may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing Growth Investor Portfolio investment. Because of Growth Investor Portfolio's flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover if it should occur, would result in increased transaction expenses, which must be borne by Growth Investor Portfolio. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

Options on Securities and Indexes

     Growth Investor Portfolio may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. Growth Investor Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     Growth Investor Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if Growth Investor Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by Growth Investor Portfolio expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by Growth Investor Portfolio expires, it realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when Growth Investor Portfolio desires.

     Growth Investor Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, it will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, Growth Investor Portfolio will realize a capital gain or, if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by Growth Investor Portfolio is an asset, valued initially at the premium paid for the option. The premium received for an option written by Growth Investor Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when Growth Investor Portfolio seeks to close out an option position. If Growth Investor Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If Growth Investor Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, Growth Investor Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by Growth Investor Portfolio, it would not be able to close out the option. If restrictions on exercise were imposed, It might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

     Growth Investor Portfolio may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts.  An interest rate, index or foreign
currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes,
Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
---------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the
index at the close of the last trading day of the contract
and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
---------

     Growth Investor Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Growth Investor Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the portfolio securities or the price of the securities that Growth Investor Portfolio intends to purchase. Although other techniques could be used to reduce or increase portfolio exposure to stock price, interest rate and currency fluctuations, it may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     Growth Investor Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, Growth Investor Portfolio's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by Growth Investor Portfolio, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to Growth Investor Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Growth Investor Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by Growth Investor Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day Growth Investor Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by Growth Investor Portfolio does not represent a borrowing or loan by it but is instead settlement between Growth Investor Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, Growth Investor Portfolio will mark-to-market its open futures positions.

     Growth Investor Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by Growth Investor Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, Growth Investor Portfolio realizes a capital gain, or if it is more, it realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, it realizes a capital gain, or if it is less, it realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in Growth Investor Portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the investment portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the investment portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when Growth Investor Portfolio seeks to close out a futures or futures option position. Growth Investor Portfolio would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, Growth Investor Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the investment objective.

     Growth Investor Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by it plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of total assets.
----------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is "in-the-money" if the
exercise price exceeds the value of the futures contract that is the subject of the option.
----------

     When purchasing a futures contract or writing a put option on a futures contract, Growth Investor Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, Growth Investor Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out.

     Growth Investor Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between Growth Investor Portfolio and the positions. For this purpose, to the extent Growth Investor Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," Growth Investor Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If Growth Investor Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by it, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by Growth Investor Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by Growth Investor Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by Growth Investor Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If Growth Investor Portfolio writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
---------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
---------

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If Growth Investor Portfolio delivers securities under a futures contract, it also realizes a capital gain or loss on those securities.

     For federal income tax purposes, Growth Investor Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by Growth Investor
Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If Growth Investor Portfolio were to enter into a short index future, short index futures option or short index option position and its portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and its stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for Growth Investor Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Advisor Young Investor Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the other investments, and shareholders are advised of the nature of the payments.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.


                 INVESTMENT RESTRICTIONS

     Advisor Young Investor Fund and Growth Investor
Portfolio operate under the following investment restrictions. They may not:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Advisor Young Investor Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Advisor Young Investor Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Advisor Young Investor Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (6) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Advisor Young Investor Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions (other than bracketed portions thereof are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. Advisor Young Investor Fund and Growth Investor Portfolio are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent Advisor Young Investor Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies. Advisor Young Investor Fund and Growth Investor Portfolio may not:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

     (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts
(ADRs) or securities guaranteed by a U.S. person);

     (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities the it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.


          ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account. The Adviser's focus on a long-term investment style can result in lower turnover rates, often leading to increased tax efficiencies for shareholders subject to income tax. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.


                        MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of Advisor Trust:

                               POSITION(S) HELD
NAME                     AGE    WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------  --- ----------------------    ----------------------------------------------------
William D. Andrews       50  Executive Vice-President  Executive vice president of Stein Roe & Farnham
  (4)                                                  Incorporated (the "Adviser")

Gary A. Anetsberger (4)  42  Senior Vice-President     Chief financial officer of the Mutual Funds division of
                                                       the Adviser; senior vice president of the Adviser
                                                       since Apr. 1996; vice president of the Adviser prior
                                                       thereto

Timothy K. Armour        48  President; Trustee        President of the Mutual Funds division of the Adviser
   (1) (2)(4)                                          and director of the Adviser



William W. Boyd(2)(3)(4) 71  Trustee                   Chairman and director of Sterling Plumbing Group,
                                                       Inc. (manufacturer of plumbing products)

David P. Brady           34  Vice-President            Vice president of the Adviser since Nov., 1995;
                                                       portfolio manager for the Adviser since 1993; equity
                                                       investment analyst, State Farm Mutual Automobile
                                                       Insurance Company prior thereto

Thomas W. Butch (4)      41  Executive Vice-President  Senior vice president of the Adviser since Sept.
                                                       1994; first vice president, corporate communications,
                                                       of Mellon Bank Corporation prior thereto

Daniel K. Cantor         38  Vice-President            Senior vice president of the Adviser

Lindsay Cook (1)(4)      45  Trustee                   Executive vice president of Liberty Financial
                                                       Companies, Inc. (the indirect parent of the Adviser) since Mar.
                                                       1997; senior vice president prior thereto

Philip J. Crosley        51  Vice-President            Senior vice president of the Adviser since Feb.,
                                                       1996; vice president, institutional sales  - advisor
                                                       sales, Invesco Funds Group prior thereto

Erik P. Gustafson        34  Vice-President            Senior portfolio manager of the Adviser; senior vice
                                                       president of the Adviser since Apr. 1996; vice
                                                       president of the Adviser from May, 1994 to Apr. 1996;
                                                       associate of the Adviser prior thereto

Douglas A. Hacker (3)(4) 42  Trustee                   Senior vice president and chief financial officer of
                                                       United Airlines, since July, 1994; senior vice
                                                       president, finance, United Airlines, Feb. 1993 to
                                                       July, 1994; vice president, American Airlines prior
                                                       thereto

David P. Harris          33  Vice-President            Vice president of Colonial Management Associates,
                                                       Inc. since Jan. 1996;  vice president of the Adviser
                                                       since May, 1995; global equity portfolio manager with
                                                       Rockefeller & Co. prior thereto

Loren A. Hansen (4)      49  Executive Vice-President  Executive vice president of the Adviser since Dec.,
                                                       1995; vice president of The Northern Trust (bank)
                                                       prior thereto

Harvey B. Hirschhorn     48  Vice-President            Executive vice president, senior portfolio manager,
                                                       and chief economist and investment strategist of the
                                                       Adviser; director of research of the Adviser, 1991 to
                                                       1995

Janet Langford Kelly     40  Trustee                   Senior vice president, secretary and general counsel
(3)(4)                                                 of Sara Lee Corporation (branded, packaged, consumer-
                                                       products manufacturer) since 1995; partner, Sidley &
                                                       Austin (law firm) prior thereto

Michael T. Kennedy       35  Vice-President            Senior vice president of the Adviser since Oct. 1994;
                                                       vice president of the Adviser prior thereto

Stephen F. Lockman       36  Vice-President            Senior vice president, portfolio manager, and credit
                                                       analyst of the Adviser; portfolio manager for
                                                       Illinois State Board of Investment prior thereto

Eric S. Maddix           34  Vice-President            Vice president of the Adviser since Nov. 1995;
                                                       portfolio manager or research assistant for the
                                                       Adviser since 1987

M. Jane McCart           42  Vice-President            Senior vice president of the Adviser

John S. McLandsborough   30  Vice-President            Portfolio manager for the Adviser since Apr. 1996;
                                                       securities analyst, CS First Boston from June, 1993
                                                       to Dec. 1995; securities analyst, National City Bank
                                                       of Cleveland from Nov. 1992 to June, 1993

Anne E. Marcel           40  Vice-President            Vice president of the Adviser since Apr. 1996;
                                                       manager, mutual fund sales & services of the Adviser
                                                       since Oct. 1994; supervisor of the Counselor
                                                       Department of the Adviser prior thereto

Arthur J. McQueen        39  Vice-President            Senior vice president of the Adviser

Lynn C. Maddox           57  Vice-President            Senior vice president of the Adviser

Charles R. Nelson (3)(4) 55  Trustee                   Van Voorhis Professor of Political Economy,
                                                       Department of Economics of the University of
                                                       Washington

Nicolette D. Parrish (4) 48  Vice-President;           Senior compliance administrator and assistant
                             Assistant Secretary       secretary of the Adviser since Nov. 1995; senior
                                                       legal assistant for the Adviser prior thereto

Richard B. Peterson      56  Vice-President            Senior vice president of the Adviser

Sharon R. Robertson (4)  36  Controller                Accounting manager for the Adviser's Mutual Funds
                                                       division

Janet B. Rysz (4)        42  Assistant Secretary       Senior compliance administrator and assistant
                                                       secretary of the Adviser

M. Gerard Sandel         43  Vice-President            Senior vice president of the Adviser since July,
                                                       1997; vice president of M&I Investment Management
                                                       Corporation from Oct. 1993 to June, 1997; vice
                                                       president of Acorn Asset Management Corporation prior
                                                       thereto

Gloria J. Santella       40  Vice-President            Senior vice president of the Adviser since Nov. 1995;
                                                       vice president of the Adviser prior thereto

Thomas C. Theobald       60  Trustee                   Managing director, William Blair Capital Partners
(3)(4)                                                 (private equity fund) since 1994; chief executive
                                                       officer and chairman of the Board of Directors of
                                                       Continental Bank Corporation, 1987-1994

Scott E. Volk (4)        26  Treasurer                 Financial reporting manager for the Adviser's Mutual
                                                       Funds division since Oct. 1997; senior auditor with
                                                       Ernst & Young LLP from Sept. 1993 to Apr. 1996 and
                                                       from Oct. 1996 to Sept. 1997; financial analyst with
                                                       John Nuveen & Company Inc. from May 1996 to Sept.
                                                       1996; full-time student prior to Sept. 1993

Heidi J. Walter  (4)     30  Vice-President            Legal counsel for the Adviser since Mar. 1995;
                                                       associate with Beeler Schad & Diamond PC (law firm)
                                                       prior thereto

Stacy H. Winick  (4)     32  Vice-President            Senior legal counsel for the Adviser since Oct. 1996;
                                                       associate of Bell, Boyd & Lloyd (law firm) from June,
                                                       1993 to Sept. 1996; associate of Debevoise & Plimpton
                                                       (law firm) prior thereto

Hans P. Ziegler (4)      56  Executive Vice-President  Chief executive officer of the Adviser since May,
                                                       1994; president of the Investment Counsel division of
                                                       the Adviser from July, 1993 to June, 1994; president
                                                       and chief executive officer, Pitcairn Financial
                                                       Management Group prior thereto

Margaret O. Zwick  (4)   31  Assistant Treasurer       Accounting manager for the Adviser's Mutual Funds
                                                       division since Apr. 1997; compliance manager from
                                                       Aug. 1995 to Apr. 1997; compliance accountant, Jan.
                                                       1995 to July 1995; section manager, Jan. 1994 to Jan.
                                                       1995; supervisor prior thereto

_________________________
(1) Trustee who is an "interested person" of Advisor Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person holds the corresponding officer or trustee position with the Base Trust.
</TABLE?

     Certain of the trustees and officers of Advisor Trust and Base Trust are trustees or officers of other investment companies managed by the Adviser. The address of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms. Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; that of Messrs. Bertocci, Cantor, and Harris is 1330 Avenue of the Americas, New York, New York 10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606.

     Officers and trustees affiliated with the Adviser serve without any compensation from Advisor Trust. In compensation for their services to Advisor Trust, trustees who are not "interested persons" of Advisor Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the series of Advisor Trust) plus an attendance fee from each series for each meeting of the Board or standing committee thereof attended at which business for that series is conducted. The attendance fees (other than for a Nominating Committee or Compensation Committee meeting) are based on each series' net assets as of the preceding Dec. 31. For a series with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For any series participating in the master fund/feeder fund structure, the trustees' attendance fees are paid solely by the master portfolio. Each non-interested trustee also receives $500 from Advisor Trust for attending each meeting of the Nominating Committee and Compensation Committee. Advisor Trust has no retirement or pension plan. The following table sets forth compensation paid to the trustees during the fiscal year ended Sept. 30, 1997:

                        Aggregate         Total Compensation
Name of Trustee        Compensation         from the Stein
                   from Advisor Trust    Roe Fund Complex*
-----------------  -------------------   -----------------
Timothy K. Armour          -0-                   -0-
Lindsay Cook               -0-                   -0-
William W. Boyd          $4,000                $92,643
Douglas A. Hacker         4,000                 90,643
Janet Langford Kelly      4,000                 77,500
Charles R. Nelson         4,000                 92,643
Thomas C. Theobald        4,000                 90,643
Kenneth L. Block**        4,000                 84,743
Francis W. Morley**       4,000                 90,993
_______________
 * At Sept. 30, 1997, the Stein Roe Fund Complex consisted of seven series of Advisor Trust, six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, ten series of Stein Roe Investment Trust, one series of Stein Roe Institutional Trust, one series of Stein Roe Trust, and nine series of Base Trust.
** Messrs. Block and Morley retired as trustees on Dec. 31,
   1997.


                     FINANCIAL STATEMENTS

     Please refer to the Sept. 30, 1997 Financial Statements (balance sheets and schedule of investments as of Sept. 30, 1997 and the statements of operations, changes in net assets, and notes thereto) and the report of independent public accountants contained in the Sept. 30, 1997 Annual Report. The Financial Statements and the report of independent public accountants (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-322-1130.


                    PRINCIPAL SHAREHOLDERS


     As of Oct. 31, 1997, the only person known by Advisor
Trust to own of record or "beneficially" 5% or more of outstanding shares of Advisor Young Investor Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 was Liberty Financial Companies, Inc. (the parent company of the Adviser), 600 Atlantic Avenue, Boston, MA 02210, which owned 87.07% of the outstanding shares of the Fund.


                  INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated provides administrative services to Advisor Young Investor Fund and Growth Investor Portfolio and portfolio management services to Growth Investor Portfolio. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc., which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, Harold W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Cogger is Executive Vice President of Liberty Financial; Mr. Merritt is Executive Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler, Cogger, and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour, and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of Sept. 30, 1997, the Adviser managed over $29 billion in assets: over $5 billion in equities and over $17 billion in fixed income securities (including $1.7 billion in municipal securities). The $29 billion in managed assets included over $7 billion held by open-end mutual funds managed by the Adviser (approximately 15% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 265,000 shareholders. The $7 billion in mutual fund assets included over $728 million in over 42,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 9,000 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At Sept. 30, 1997, the Adviser employed 16 research analysts and 55 account managers. The average investment-related experience of these individuals was 24 years.

     Please refer to the descriptions of the Adviser, the management and administrative agreements, fees, expense limitations, and transfer agency services under Management and Fee Table in the Prospectus, which is incorporated herein by reference. The table below shows gross fees paid and any expense reimbursements by the Adviser during the fiscal year ended Sept. 30, 1997:
                             Type of            Year Ended
Fund                         Payment              9/30/97
---------------------------  ------------------ ----------
Advisor Young Investor Fund  Administrative fee $     129
                             Reimbursement         56,653
Growth Investor Portfolio    Management fee     1,191,731

     The Adviser provides office space and executive and other personnel to Advisor Young Investor Fund, and bears any sales or promotional expenses. Advisor Young Investor Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     The administrative agreement provides that the Adviser shall reimburse Advisor Young Investor Fund to the extent that its total annual expenses (including fees paid to the Adviser, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which its shares are being offered for sale to the public; provided, however, the Adviser is not required to reimburse Advisor Young Investor Fund an amount in excess of fees paid under that agreement for such year. In addition, in the interest of further limiting expenses of Advisor Young Investor Fund, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for Advisor Young Investor Fund, as described under Fee Table in the Prospectus. Any such reimbursement will enhance the yield of Advisor Young Investor Fund.

     Growth Investor Portfolio's management agreement provides that neither the Adviser, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to Advisor Trust or any shareholder of Advisor Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a series of Advisor Trust shall be paid solely out of the assets of that series. Any expenses incurred by Advisor Trust that are not solely attributable to a particular Fund are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Bookkeeping and Accounting Agreement

     Pursuant to separate agreements with Advisor Trust and Base Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for Advisor Young Investor Fund and Growth Investor Portfolio. For services provided to Advisor Young Investor Fund, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal year ended Sept. 30, 1997, the Adviser received $109,375 from Advisor Trust for services provided under this agreement.


                         CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Trust and Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees of each Trust reviews, at least annually, whether it is in the best interests of Growth Investor Portfolio, Advisor Young Investor Fund, and its shareholders to maintain assets in each of the countries in which it invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that Advisor Young Investor Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     Growth Investor Portfolio may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.


              INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for Advisor Young Investor Fund and Growth Investor Portfolio are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by a Trust.


                        DISTRIBUTOR

     Shares of Advisor Young Investor Fund are distributed by Liberty Financial Investments, Inc. (the "Distributor"), an indirect subsidiary of Liberty Financial, under a Distribution Agreement as described under Management in the Prospectus, which is incorporated herein by reference. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of Advisor Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party ("independent trustees"). The Distributor has no obligation, as underwriter, to buy shares of Advisor Young Investor Fund, and purchases shares only upon receipt of orders from authorized financial service firms or investors. Advisor Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

12b-1 Plans, Contingent Deferred Sales Charges, and
Conversion of Shares

     The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for personal service and/or the maintenance of shareholder accounts, the Distributor receives a service fee at an annual rate not to exceed 0.25% of net assets attributed to each class of shares other than Class K shares. The Plan also provides that as compensation for the promotion and distribution of shares of Advisor Young Investor Fund including its expenses related to sale and promotion of Fund shares, the Distributor receives from Advisor Young Investor Fund a fee at an annual rate not exceeding 0.10% of the average net assets attributed to Class A shares. The Plan further provides that, as compensation for services and/or distribution, the Distributor receives a fee at an annual rate of 0.25% of net assets attributed to Class K shares. At this time, the Distributor has voluntarily agreed to limit the Class A distribution fee to 0.05% annually. The Distributor may terminate this voluntary limitation without shareholder approval. The Distributor generally pays this amount to institutions that distribute Fund shares and provide services to Advisor Young Investor Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Young Investor Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Young Investor Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative sales charges paid. Advisor Trust's Plan complies with those rules.

     The trustees believe that the 12b-1 plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of shareholders. The 12b-1 Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the independent trustees. The 12b-1 plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the trustees in the manner provided in the foregoing sentence. The 12b-1 plan may be terminated at any time by a vote of a majority of the independent trustees or by a vote of a majority of the outstanding voting securities of the relevant Class of shares.


     Advisor Young Investor Fund offers two classes of shares (Class A and Class K). Advisor Young Investor Fund may in the future offer other classes of shares. Class K shares are offered at net asset value, subject to a Rule 12b-1 fee; Class A shares are offered at net asset value and are subject to a Rule 12b-1 fee; and a contingent deferred sales charge on redemptions made within three years of purchase. The contingent deferred sales charges are described in the Prospectus.


     No contingent deferred sales charge will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions, and finally of other shares held by the shareholder for the longest time.


         TRANSFER AGENT AND SHAREHOLDER SERVICING

     Colonial Investors Service Center, Inc. (the "Transfer Agent"), an indirect subsidiary of Liberty Financial, performs certain transfer agency services for Advisor Trust, as described under Management in the Prospectus. For performing these services, the Transfer Agent receives from Advisor Young Investor Fund a fee based on the following annual rates:
                            Class K     Class A
Account maintenance and     --------  ------------
  trade processing          0.05%     Bundled Fee
Client services             0.25%
Total                       0.30%     0.236%

Advisor Trust believes the charges by the Transfer Agent to Advisor Young Investor Fund are comparable to those of other companies performing similar services.

     Some financial services firms ("FSF") or other intermediaries having special selling arrangements with the Distributor, including certain broker-dealers, bank trust departments, asset allocation programs sponsored by the Adviser, wrap fee programs and retirement plan service providers ("Intermediaries") that maintain nominee accounts with Advisor Young Investor Fund for their clients who are Fund shareholders, may be paid a fee from the Transfer Agent for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.


               PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Sell (Redeem) Shares, and Net Asset Value, and that information is incorporated herein by reference. It is the responsibility of any FSF or Intermediary through whom you purchase or redeem shares to establish procedures insuring the prompt transmission to Advisor Trust of any order.

     Advisor Young Investor Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is received in good order. The public offering price is the net asset value plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs or Intermediaries, the public offering price will be determined on the day the order is placed in good order, but only if the FSF or Intermediary receives the order prior to the time as of which shares are valued and transmits it to Advisor Young Investor Fund as required by the Fund. If the FSF or Intermediary fails to transmit before Advisor Young Investor Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF or Intermediary. If the FSF or Intermediary receives the order after the time at which Advisor Young Investor Fund values its shares, the price will be based on the net asset value determined as of the close of the NYSE on the next day it is open. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

     Advisor Young Investor Fund receives the entire net asset value of shares sold. The Distributor generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse the Distributor for any up-front and/or ongoing commissions paid to FSFs.

     Checks presented for the purchase of shares of Advisor
Young Investor Fund which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.

     The Transfer Agent acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to the Transfer Agent, provided the new FSF has a sales agreement with the Distributor.

Determination of Net Asset Value


     The net asset value per share for each class is determined as of the close of business (normally 3:00 p.m., central time, or 4:00 p.m., eastern time) on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in Jan., the third Monday in Feb., Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of Advisor Young Investor Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.


     Growth Investor Portfolio may invest in securities that are listed primarily on foreign exchanges that are open and allow trading on days on which Advisor Young Investor Fund does not determine net asset value. This may significantly affect the net asset value of Advisor Young Investor Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Board of Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. Trading on certain foreign securities markets may not take place on all NYSE business days, and trading on some foreign securities markets takes places on days that are not NYSE business days and on which net asset value is not calculated. The values of these securities used in determining net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such time and the close of the NYSE which will not be reflected in the computation of the net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Board of Trustees.

     Advisor Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of Advisor Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, Advisor Trust may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share depreciation. An investor will be notified that the value of his account is less than that minimum and allowed at least 60 days to bring the value of the account up to at least $1,000 before the fee is deducted. The Agreement and Declaration of Trust also authorizes Advisor Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     Advisor Trust reserves the right to suspend or postpone redemptions of shares of Advisor Young Investor Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of Advisor Young Investor Fund not reasonably practicable.

Special Purchase Programs/Investor Services

     The following special purchase programs/investor services may be changed or eliminated at any time.

     Fundamatic Program (Class A only). As a convenience to investors, Class A shares of Advisor Young Investor Fund may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase Advisor Young Investor Fund shares at the public offering price next determined after the Transfer Agent receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or Intermediaries or from the Distributor.


     Tax-Sheltered Retirement Plans (Class A only).  The
Distributor offers prototype tax-qualified plans, including
IRAs and pension and profit-sharing plans for individuals, corporations, employees and the self-employed. The minimum initial investment for a retirement account sponsored by Liberty Financial Investments, Inc., an affiliate of the Adviser, is $25. The First National Bank of Boston is the trustee of the Distributor's prototype plans and charges a $10 annual fee. Detailed information concerning these retirement plans and copies of the retirement plans are available from the Distributor.


     Participants in other prototype retirement plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with the Transfer Agent. Participants in prototype plans offered by the Distributor (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to the Transfer Agent. The fee is in addition to any applicable contingent deferred sales charge. The fee will not apply if the participant uses the proceeds to open an IRA Rollover account in any fund, or if the plan maintains an omnibus account.

     Consultation with a competent financial and tax advisor regarding these plans and consideration of the suitability of Advisor Young Investor Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

     Telephone Address Change Services. By calling the Transfer Agent, shareholders, beneficiaries or their FSF or Intermediary of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

     Colonial Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

     Reinstatement Privilege. An investor who has redeemed Advisor Young Investor Fund shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same class of Advisor Young Investor Fund at the net asset value next determined after the Transfer Agent receives a written reinstatement request and payment. Any contingent deferred sales charge paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any contingent deferred sales charge or conversion date. Investors who desire to exercise this privilege should contact their FSF or Intermediary or the Distributor. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Advisor Young Investor Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.


     Waiver of Contingent Deferred Sales Charges (Class A
Only). Contingent deferred sales charges may be waived on redemptions in the following situations with the proper documentation:


1. Death. Contingent deferred sales charges may be waived on redemptions within one year following the death of
(i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable contingent deferred sales charge, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable contingent deferred sales charge will be charged.

2. Systematic Withdrawal Plan (SWP). Contingent deferred sales charges may be waived on redemptions occurring pursuant to a monthly, quarterly or semiannual SWP established with the Transfer Agent, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise contingent deferred sales charges will be charged on SWP redemptions until this requirement is met. See below under How to Sell Shares--Systematic Withdrawal Plan.

3. Disability. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code).
To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable contingent deferred sales charge will be charged.

4. Death of a trustee. Contingent deferred sales charges may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable contingent deferred sales charge will be charged upon any subsequent redemption.

5. Returns on excess contributions. Contingent deferred sales charges may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF or Intermediary agrees to return the applicable portion of any commission paid by the Distributor.

6. Qualified Retirement Plans. Contingent deferred sales charges may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the plan document) or (ii) separation from service. For shares purchased in a prototype 401K plan after Sept. 1, 1997, contingent deferred sales charges will not be waived upon separation from service except if such plan is held in an omnibus account.
Contingent deferred sales charges also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Advisor Young Investor Fund for at least two years.

     The contingent deferred sales charge also may be waived where the FSF or Intermediary agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

How to Sell ("Redeem") Shares

     Shares may also be sold on any day the NYSE is open, either directly to Advisor Young Investor Fund or through an FSF or Intermediary. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, Advisor Young Investor Fund will delay sending proceeds for 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delays in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

     To sell shares directly to Advisor Young Investor Fund, send a signed letter of instruction to the Transfer Agent. The sale price is the net asset value next determined (less any applicable contingent deferred sales charge) after Advisor Young Investor Fund or an FSF or Intermediary receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call the Transfer Agent for more information 1-800-345-6611.

     FSFs and Intermediaries must receive requests before the time at which Advisor Young Investor Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

     Systematic Withdrawal Plan (Class A shares). If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in Advisor Young Investor Fund designated by the shareholder will be paid monthly, quarterly or semiannually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. No contingent deferred sales charges apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other distributions payable in shares of Advisor Young Investor Fund rather than in cash.

     A shareholder or its FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

     Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of Advisor Young Investor Fund (other than through the reinvestment of dividends) and a SWP at the same time.

     SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

     Advisor Young Investor Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, the Transfer Agent will not be liable for any payment made in accordance with the provisions of a SWP.

     The cost of administering SWPs for the benefit of shareholders who participate in them is borne by Advisor
Young Investor Fund as an expense of all shareholders.

     Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Advisor Young Investor Fund shares are held in "street name," the shareholder should consult his or her FSF or Intermediary to determine whether he or she may participate in a SWP.

     Telephone Redemptions. Telephone redemption privileges are described in the Prospectus.

     Non Cash-Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of Advisor Young Investor Fund's net asset value, Advisor Young Investor Fund may make the payment or a portion of the payment with portfolio securities held by Advisor Young Investor Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

How to Exchange Shares


     With respect to Class A shares, for a period of 90 days following the purchase of shares, exchanges at net asset value may be made among Class A shares of Colonial
Municipal Money Market Fund or Colonial Government Money Market Fund (or its successor). Thereafter, exchanges at net asset value may be made among Class A shares of any other fund that is a series of Advisor Trust or of most Colonial Funds. For more information on the Colonial Funds, see your FSF or call (800) 345-6611. With respect to Class K shares, exchanges at net asset value may be made among Class K shares of any other fund that is a series of Advisor Trust. Shares may be exchanged on the basis of the net asset value per share at the time of exchange. Before exchanging into another fund, you should obtain the prospectus for the fund in which you wish to invest and read it carefully. Prospectuses of Colonial Funds are available by calling (800) 426-3750. Consult the Transfer Agent before requesting an exchange.


     By calling the Transfer Agent, shareholders or their FSF or Intermediary of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting the Transfer Agent by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if Advisor Young Investor Fund suspends repurchases or postpones payment for Advisor Young Investor Fund shares being exchanged in accordance with federal securities law. The Transfer Agent will also make exchanges upon receipt of a written exchange request. If the shareholder is a corporation, partnership, agent, or surviving joint owner, the Transfer Agent will require customary additional documentation.

     A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

     In all cases, the shares to be exchanged must be registered on the records of Advisor Young Investor Fund in the name of the shareholder desiring to exchange.

     An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.


                   PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, Growth Investor Portfolio may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for Growth Investor Portfolio, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Growth Investor Portfolio, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportion of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Growth Investor Portfolio), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of Growth Investor Portfolio is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. The Adviser may also receive research in connection with selling concessions and designations in fixed price offerings in which Growth Investor Portfolio participates. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of Growth Investor Portfolio.

     With respect to purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to Growth Investor Portfolio.

     The table below shows information on brokerage commissions paid by Growth Investor Portfolio for the period ended Sept. 30, 1997:

Total amount of brokerage commissions paid during
  the period                                         $298,009
Amount of commissions paid to brokers or dealers
  who supplied research services to the Adviser       288,277
Total dollar amount involved in such transactions
   (000 omitted)                                      215,026
Amount of commissions paid to brokers or dealers
   that were allocated to such brokers or dealers
   by the portfolio manager because of research
   services provided to the Portfolio                  79,801
Total dollar amount involved in such transactions
   (000 omitted)                                    $  38,446

     Advisor Trust and Base Trust have arranged for the custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.


           ADDITIONAL INCOME TAX CONSIDERATIONS

     Advisor Young Investor Fund and Growth Investor
Portfolio intend to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Advisor Young Investor Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     Growth Investor Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Portfolio holds its investment. In addition, the Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax regulations, Growth Investor Portfolio intends to treat securities of PFICs as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which it will be required to distribute even though it has not sold the security and received cash to pay such distributions.


                 INVESTMENT PERFORMANCE

     Advisor Young Investor Fund may quote certain total return figures from time to time. A "Total Return" on a per class share basis is the amount of dividends distributed per class share plus or minus the change in the net asset value per class share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share of a particular class of shares at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. Advisor Young Investor Fund commenced operations on Feb. 14, 1997 and as of Oct. 15, 1997 offered only shares that are now designated Class K shares. The historical performance of Class K shares for the period prior to Feb. 14, 1997 and the historical performance of Class A shares of Advisor Young Investor Fund for all periods are based on the performance of SR&F Growth Investor Portfolio restated to reflect 12b-1 fees and other expenses as set forth in the prospectus, without giving effect to any fee reimbursements described therein and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of Advisor Young Investor Fund's future performance. The average annual total returns for each class of Advisor Young Investor Fund as of Sept. 30, 1997 and Dec. 31, 1997, were as follows:

                                                          Inception
                        1 year          3 years           (4/29/94)
                    --------------   --------------    --------------
                     9/30    12/31    9/30    12/31     9/30    12/31
                    ------   -----   ------   -----    -----    -----
Class A with
  applicable CDSC   24.00%   23.91%   33.26%  32.83%   29.81%   28.85%
Class A without
  applicable CDSC   26.00    25.91    33.64   33.20    29.81    28.85
Class K             26.26    26.41    33.77   33.43    29.91    29.00


     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. The performance of Advisor Young Investor Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing Advisor Young Investor Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, Advisor Young Investor Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of Advisor Young Investor Fund. Comparison of Advisor Young Investor Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Advisor Trust believes to be generally accurate. Advisor Young Investor Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, Advisor Trust assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention Advisor Young Investor Fund include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Associated Press
Barron's
Bloomberg
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Decoder
Gourmet
Individual Investor
Investment Adviser
Investment Dealers' Digest
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     Advisor Young Investor Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of Advisor Young Investor Fund may be compared to the following indexes or averages:

Dow-Jones Industrial Average        New York Stock Exchange Composite
Index
Standard & Poor's 500 Stock Index   American Stock Exchange Composite
Index
Standard & Poor's 400 Industrials   NASDAQ Composite
Wilshire 5000                       NASDAQ Industrials
(These indexes are widely           (These indexes generally reflect
 recognized indicators of           the performance of stocks
 general U.S. stock market          traded in the indicated
 results.)                          markets.)


     In addition, Advisor Young Investor Fund may compare its performance to the following benchmarks:

Lipper Equity Fund Average
Lipper General Equity Fund Average
Lipper Growth Fund Average
Lipper Growth Fund Index
Morningstar All Equity Funds Average
Morningstar Domestic Stock Average
Morningstar Equity Fund Average
Morningstar General Equity Average*
Morningstar Growth Fund Average
Morningstar Hybrid Fund Average
Morningstar Total Fund Average
Morningstar U.S. Diversified Average

     Lipper Growth Fund index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. Advisor Young Investor Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify Advisor Young Investor Fund to a different category or develop (and place it into) a new category, the Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     Advisor Young Investor Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                      ________________

     To illustrate the historical returns on various types of financial assets, Advisor Young Investor Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

Common stocks
Small company stocks
Long-term corporate bonds
Long-term government bonds
Intermediate-term government bonds
U.S. Treasury bills
Consumer Price Index
                    _____________________

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.


                      APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which Advisor Young Investor Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's
Investors Service, Inc. ("Moody's") and Standard & Poor's
Corporation ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:   The ratings from AA to CCC may be modified by the
addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



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